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EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
Of Patient Portal Connect, Inc. (A Start-Up Business)


         We have audited the accompanying balance sheet of Patient Portal Connect, Inc. (a Start-Up Business) as of September 30, 2006, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Patient Portal Connect, Inc. (a Start-Up Business) as of September 30, 2006 express an unqualified opinion on these statements and include an explanatory paragraph describing a going concern.

         We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Patient Portal Connect, Inc. as of September 30, 2006, and the results of operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Walden Certified Public Accountant, P.A.

Sunny Isles, Fl

December 1, 2006


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


                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                                  BALANCE SHEET
                      Inception Through September 30, 2006
                                    (Audited)



                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                               5,473
  Inventory                                                                   0
                                                                       --------
      TOTAL CURRENT ASSETS                                                5,473

INTELLECTUAL PROPERTY- SOFTWARE                                         750,000
                                                                       --------

      TOTAL ASSETS                                                      755,473
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Due to Patient Portal, Inc.                                           518,000
  Professional Fees Payable                                              12,500
                                                                       --------
      TOTAL CURRENT LIABILITIES                                         530,500
                                                                       --------
LONG TERM LIABILITIES
  Due to Patient Portal, Inc.                                           252,083

      TOTAL LONG TERM LIABILITIES                                       252,083
                                                                       --------

TOTAL LIABILITIES                                                       782,583
                                                                       --------
STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value, authorized:
    200; 100 shares issued and outstanding
    at Sep. 30, 2006                                                          1
  Additional paid-in-capital                                            (12,501)
  Retained Earnings (Deficit)                                           (14,610)

                                                                       --------
      TOTAL STOCKHOLDERS' EQUITY                                        (27,110)
                                                                       --------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        755,473
                                                                       ========


                      See notes to the financial statements


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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                             STATEMENT OF OPERATIONS
                      Inception Through September 30, 2006
                                    (Audited)



                                                            Inception Through
                                                           September 30, 2006
                                                                (Audited)
                                                                --------
  NET SALES                                                     $      0

  COST OF SALES                                                        0
                                                                --------

  GROSS PROFIT                                                         0
                                                                --------

  DIRECT OPERATING EXPENSES:
    Bank Charges                                                      27
    Legal and Professional                                        12,500
                                                                --------

  TOTAL OPERATING EXPENSES                                        12,527
                                                                --------

  (LOSS) FROM OPERATIONS BEFORE
    OTHER INCOME AND EXPENSE                                     (12,527)
                                                                --------

  OTHER INCOME AND EXPENSES

    Interest Costs (net)                                           2,083
                                                                --------

  OPERATING LOSS BEFORE TAXES                                    (14,610)

  PROVISION FOR INCOME TAX                                            --
                                                                --------

  NET (LOSS)                                                    $(14,610)
                                                                ========


  Net Loss per share:                                           $   (.00)
                                                                ========

  Common shares outstanding                                          100
                                                                ========


See notes to the financial statements.


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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                      Inception Through September 30, 2006
                                    (Audited)


                           Common Stock       Additional
                                    $.001       Paid-In    Retained
                         Shares    Par Value    Capital     Deficit     Total
                        --------   ---------  -----------  ---------  ---------

Balance
January 1, 2006                0   $       0  $        0   $       0  $       0

Issuance of shares
For services                 100   $       1  $       --   $      --  $       1


Net loss for the
Period Ended
Sep. 30, 2006
  (Audited)                   --          --          --   $ (14,610) $ (14,610)
                        --------   ---------  ----------   ---------  ---------

Balance at
Sep 30, 2006
 (Audited)                   100   $       1  $        0   $       0  $ (14,609)
                        ========   =========  ==========   =========  =========



See notes to the financial statements.







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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                             STATEMENT OF CASH FLOW
                      Inception Through September 30, 2006
                                    (Audited)

                                                   Inception Through
                                                    Sept. 30, 2006
                                                       (Audited)
                                                     -----------
OPERATING ACTIVITIES:
  Net Income (Loss)                                                 $   (14,610)
                                                                    -----------
Adjustments to reconcile net income (loss)
 to net cash provided by operations:
  Common stock issued for services                                            1
  Depreciation and amortization                                              --
  Net book value of assets assigned and included
    in start-up and re-alignment costs                                  750,000
  Book value of assets disposed                                              --
  Bad debt                                                                   --
  (Increase) decrease in assets:
    Accounts receivable                                                      --
    Inventory                                                                --
    Other current assets                                                  5,473
Other assets                                                                 --
  Increase (decrease) in liabilities:
    Accounts payable                                                    530,500
    Long Term Debt Payable                                              252,083
                                                                    -----------
    Total adjustments                                                 1,538,057
                                                                    -----------

NET CASH (USED IN) OPERATING ACTIVITIES                               1,523,447
                                                                    -----------

INVESTING ACTIVITIES:
  Purchase of fixed assets                                                    0
                                                                    -----------

NET CASH FLOWS (USED IN) INVESTING ACTIVITIES                                 0
                                                                    -----------

FINANCING ACTIVITIES:
  Proceeds from Promissory Note                                        (750,000)
  Issuance of Stock                                                          --
                                                                    -----------
NET CASH FLOWS PROVIDED BY (USED IN)
  FINANCING ACTIVITIES                                                 (750,000)
                                                                    -----------
NET INCREASE (DECREASE) IN CASH                                         758,837
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                0
                                                                    -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                            $     5,473
                                                                    ===========



See notes to the financial statements.


                                       5
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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

NOTE 1 -- GOING CONCERN

         The Company is a start-up business which incurred a net loss of $14,610 during its period from inception through September 30, 2006. Working capital at that time was not sufficient to support the Company's losses from operations at existing levels for the next year. The Company plans to raise more capital through public or private financing, through the issuance of its common stock, the issuance of debt instruments, including debt conve3rtible to equity, or otherwise attain financing, which if available, it cannot be certain such financing will be on attractive terms. Should the Company obtain more capital, in turn, it may cause dilution to its existing stockholders and providing the company can obtain more capital, it cannot be assured to ultimately attain profitability. These factors create substantial doubt as to the Company's ability to continue as a going concern.

         The Company intends to continue its efforts to complete the necessary steps in order to meet its cash flow requirements throughout fiscal 2006 and to continue its product development efforts and adjust its operating structure to reduce losses and ultimately attain profitability. Management's plans in this regard include, but are not limited to, the following:

1. Raise additional working capital by either borrower or through the issuance of equity, or both;

2. Negotiate terms with existing trade creditors and strategic vendors; negotiate an alliance with strategic co-ventures for stronger distribution channels in the health care markets and commence limited manufacturing of its own products to reduce product costs.

3. Re-align revenue producing activities and corresponding commission arrangements on such a scale that will proportionately reduce selling expenses and reduce other costs wherever possible to improve operating margins and relieve the overhead burden until ultimately profitability may be attained.

         Management believes that actions presently being taken will generate sufficient revenues to provide cash flows from operations and that sufficient capital will be available, when required, to permit the Company to realize its plans. However, there can be no assurance that this will occur. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.




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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

NOTE 2 --  ORGANIZATION  AND  NATURE  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING
           POLICIES

         PATIENT PORTAL CONNECT, INC. (the "Company") organized under the laws of the State of Delaware, in July, 2006 to engage in the business of developing and marketing health care services and technology.

BASIS OF PRESENTATION

         The Financial Statements include the accounts of the Company from its inception through its quarter ended September 30, 2006.


PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment is recorded at cost. Depreciation is provided on the straight-line method over estimated useful lives of three to five years.


INVENTORIES

         While the Company had no inventories during its inception period, the Company will use the first-in, first-out ("FIFO") method of determining cost for all inventories.


USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


CASH EQUIVALENTS

         The Company considers all highly liquid investments with an initial maturity of three months or less at the time of purchase to be cash equivalents. Cash equivalents include cash on hand and monies invested in money market funds. The carrying amount approximates the fair market value due to the short-term maturity of these investments.




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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The Company's carrying amounts reported in the balance sheets for cash, accounts receivable, accounts payable and accrued expenses approximate their fair values due to the short maturities of these financial instruments. The carrying amounts reported in the balance sheets for long-term debt due to related parties approximate their fair values as they represent the amount the Company expects to liquidate these obligations with cash or cash equivalents. The Company expects to satisfy these obligations by payment in cash in 2007 or by the issuance of the Company's equity without material gain or loss.


REVENUE RECOGNITION

         Sales are recognized at the time ownership is transferred to the customer, which is primarily the time the shipment is received by the customer. In limited instances, selected trial periods, whereby the customer has the right of return until the selected trial period ends, the Company recognizes revenue when the trial period ends and no right of return exists.

         Sales returns and allowances are provided for in the period that the related sales are recorded. Provisions for these reserves are based on historical experience.

         As required, effective January 1, 2003, the Company has adopted the Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" which provides guidelines on applying generally accepted accounting principals to revenue recognition based upon the interpretations and practices of the SEC. The Company recognizes revenue for its products at the time of shipment, at which time, no other significant obligations of the Company exist, other than normal product warranties.


SHIPPING AND HANDLING

         The Company includes costs of shipping and handling billed to customers in revenue and the expense of shipping and handling costs is included in cost of sales.








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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

STOCK BASED COMPENSATION

         Financial Accounting Statement No. 123, Accounting for tock Based Compensation, encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. Through its inception period, the Company had chosen to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations.

         Effective for the fiscal year ending for December 31, 2005, the Company has adopted the fair value method of accounting described in SFAS 123 and SFAS 148.


ADVERTISING

         Advertising costs are expensed within the period in which they are utilized. Advertising expense is comprised of media advertising, presented as part of sales and marketing expense; co-operative advertising, which will be accounted for as a deduction from sales; and free product, which is accounted for as part of cost of sales. No advertising costs were incurred for the inception period through September 30, 2006.

INCOME TAXES

         The Company utilizes an asset and liability approach which requires the recognition of deferred tax assets and liabilities for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax law or rates. See Notes to Financial Statements, Note 7 - Income Taxes for further discussion.


START-UP AND RE-ALIGNMENT COSTS

         Pursuant to Statement of Position 98-5, the Company expenses start-up costs associated with its activation activities and costs and expenses. The Statement of Position broadly defines start-up activities as activities associated with, opening a new facility, introducing new products or services, conducting business with a new class of customers or in a new territory, and starting a new process in an existing facility or starting a new operation.






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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

NOTE 3 - INVENTORY

         The Company had no inventory as of September 30, 2006.



                                                              September 30, 2006
                                                                  (Audited)


Raw materials                                                     $       0
Finished goods
                                                                  ---------

Total                                                                     0

Less:  Reserve for obsolescence                                           -
                                                                  ---------

Inventory, Net                                                    $       0
                                                                  =========


NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment consisted of the following as of:


                                                             September 30,
                                                                 2006
                                                              (Audited)

Machinery and equipment                                               0
Computer software and website
(net of amortization)                                         $ 750,000
                                                              ---------
                                                              $ 750,000


Less:  Accumulated depreciation                               $       0

Property, Plant and Equipment, net                            $ 750,000





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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

NOTE 5 - CAPITAL STOCK TRANSACTIONS

         Significant provisions of the Company's capital stock are highlighted below and are subject to the provisions of the Company's Certificate of Incorporation and the Bylaws:

Common Stock

         The Company is presently authorized to issue up to 200 shares of common stock, $.01 par value per share. The holders of common stock are entitled to one vote for each share held of record on each matter submitted to a vote of stockholders. Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities.

         During the period of its inception through September 30, 2006, the Company issued a total of 100 Shares of Common Stock.


Options and Warrants

         There are no Options or Warrants outstanding as of September 30, 2006.

Reserved Shares

         The Company has no reserved shares as of September 30, 2006.


NOTE 6 - COMMITMENTS AND CONTINGENCIES

Operating Leases

         During the inception period through September 30, 2006, the Company had no equipment, operating or real estate leases in effect.

Employment Agreements

         The Company has no employment agreements in effect.

Litigation

         From time to time the Company may be involved in various legal proceedings and other matters, including nominal disputes with creditors




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                          PATIENT PORTAL CONNECT, INC.
                              (A Start-Up Business)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2006
                                    (AUDITED)

relating to the dollar amount of outstanding obligations of the Company, arising in the normal course of business. The Company believes no such actions would result in liabilities in excess of amounts accrued in the financial statements.


NOTE 7 - RELATED PARTY TRANSACTIONS

         During the inception period ended September 30, 2006, the Company entered into an asset purchase agreement whereby it acquired certain software and technology from Patient Portal, Inc. for the purchase price of $750,000. The controlling shareholders of the Company are also the controlling shareholders of Patient Portal, Inc., and the purchase and sale transaction was at market value for the assets acquired.




























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